SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549



                            _______________________

                                   FORM 8-K


                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report February 6, 1997
                       (Date of earliest event reported)


                                  __________


                             THE CHUBB CORPORATION
            (Exact name of registrant as specified in its charter)

                                  New Jersey
                           (State of Incorporation)




     1-8661                                            13-2595722
(Commission File                           (IRS Employer Identification No.)
incorporation)

      15 Mountain View Road, P.O. Box 1615, Warren, New Jersey 07061-1615
                   (Address of principal executive offices)


              Registrant's telephone number including area code:
                                (908) 903-2000





ITEM 5. OTHER EVENTS

On February 6, 1997, The Chubb Corporation (the "Registrant") issued the press release attached as Exhibit 20.1 to this report and incorporated herein by reference.

Any statements in this Report on Form 8-K or the exhibits hereto which may be considered to be "forward looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 are subject to certain risks and uncertainties. The factors which could cause actual results to differ materially from those suggested by any such statements include but are not limited to those discussed or identified from time to time in the Corporation's public filings with the Securities & Exchange Commission and specifically to: risks or uncertainties associated with the Corporation's ongoing strategic evaluation of its non-property and casualty business, or associated with its expectations of premium and investment income growth projections and new cash available for investment; and, more generally, to: general economic conditions including changes in interest rates and the performance of the financial markets, changes in domestic and foreign laws, regulations and taxes, changes in competition and pricing environments, regional or general changes in asset valuations, the occurrence of significant natural disasters, the inability to reinsure certain risks economically, the adequacy of loss reserves, as well as general market conditions, competition, pricing and restructurings.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

      20.1 Registrant's press release, dated February 6, 1997.



                                   SIGNATURE



            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          THE CHUBB CORPORATION


                                             By: /s/ Robert Rusis
                                             ----------------------------
                                             Name:  Robert Rusis
                                             Title: Senior Vice President
                                                       & General Counsel



Dated: February 7, 1997

                                 EXHIBIT INDEX


Exhibit     Description of Exhibit

20.1        Registrant's press release, dated February 6, 1997.